Exhibit 32.2
Certification of the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Accenture SCA (the “Company”) on Form 10-Q for the period ended February 28, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David P. Rowland, Chief Financial Officer of Accenture plc, the general partner of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 26, 2015

/s/ David P. Rowland
David P. Rowland
Chief Financial Officer of Accenture plc,
general partner of Accenture SCA
(principal financial officer)